UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     September 16, 2005
                                                 ----------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                      1-9496                  56-1574675
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

        301 S. College Street, Suite 3850
            Charlotte, North Carolina                           28202
-------------------------------------------------------- ---------------------
     (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code            (704) 944-0100
                                                     --------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                     Total number of pages:  4

Item 4.01  Changes in Registrant's Certifying Accountant.

         (a) On September 16, 2005, BNP Residential Properties, Inc. (the Company) dismissed Ernst & Young LLP as the principal accountant to audit the Company's consolidated financial statements. The Audit Committee of the Board of Directors of the Company approved the decision to change accountants.

         Ernst & Young LLP's reports on the Company's consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with Ernst & Young LLP's audits of the Company's consolidated financial statements for the years ended December 31, 2004 and 2003, and through September 16, 2005, there have been no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of such disagreement in its reports. No "reportable events" (as defined by Item 304(a)(1)(v) of Regulation S-K) occurred during the two most recent fiscal years and through September 16, 2005.

         We have requested that Ernst & Young LLP furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission and stating whether Ernst & Young LLP agrees with the above statements and, if not, identifying the respects in which Ernst & Young LLP does not agree. A copy of Ernst & Young LLP's letter is attached hereto as Exhibit 16.

         (b) On September 21, 2005, the Company's Audit Committee engaged Grant Thornton LLP as the new principal accountant to audit the Company's consolidated financial statements. The Company did not, nor did anyone on its behalf, consult with Grant Thornton during the years ended December 31, 2004 and 2003, and through September 21, 2005, regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, any matter being the subject of a disagreement or "reportable event," or any other matter described in Item 304(a)(2) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits:

         16 Letter of Ernst & Young LLP, dated as of September 21, 2005, as the former principal independent registered public accountant of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BNP Residential Properties, Inc.
                                   (Registrant)



September 21, 2005                 by:   /s/ Pamela B. Bruno
                                      ------------------------------------
                                   Pamela B. Bruno
                                   Vice President, Treasurer and
                                   Chief Financial Officer